SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         25-Aug-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB3

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB3
(Exact name of registrant as specified in its charter)

Delaware           333-106175               13-5674085
(State or Other    (Commission              (I.R.S. Employer
Jurisdiction of    File Number)             Identification
Incorporation)                              Number)

4LD FINANCIAL CENTER FLOOR 10
NEW YORK, NY                    10281-1310
(Address of Principal           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-449-1000

Item 5.  Other Events

On        25-Aug-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          25-Aug-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           25-Aug-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   8/25/03

                     Beginning
                    Certificate
 Class     Cusip    Balance(1)   Principal    Interest
AF-1     12489WGJ7  190476054.64  4797959.41   456955.01
AV-1     12489WGK4   55833043.63  1263176.01    69228.61
M-1      12489WGM0   14850000.00        0.00    52850.29
M-2      12489WGN8   14850000.00        0.00    56451.19
B-1      12489WGP3    7425000.00        0.00    34357.40
B-2      12489WGQ1    3712500.00        0.00    19752.70
B-3      12489WGR9    2970000.00        0.00    18157.51
A-IO*    12489WGL2  274612000.00        0.00   686486.74
N*          NA              0.00        0.00        0.00
X           NA          N/A             0.00  445,485.13
R            0          N/A             0.00       41.74
Total               290116598.27  6061135.42  1839766.32
* Notional
                      Ending
                    Certificate
 Class    Losses      Balance
AF-1       0.00     185678095.23
AV-1       0.00      54569867.62
M-1        0.00      14850000.00
M-2        0.00      14850000.00
B-1        0.00       7425000.00
B-2        0.00       3712500.00
B-3        0.00       2970000.00
A-IO*       N/A     254176000.00
N*          N/A             0.00
X           N/A              N/A
R           N/A              N/A
Total      0.00     284055462.85


              AMOUNTS PER $1,000 UNIT
                                               Ending
                                            Certificate
 Class   Principal   Interest      Total      Balance
AF-1    24.72741587 2.35502546  27.08244132 956.93587325
AV-1    22.60434505 1.23883558  23.84318063 976.51958806
M-1      0.00000000 3.55894209   3.55894209 1000.00000000
M-2      0.00000000 3.80142694   3.80142694 1000.00000000
B-1      0.00000000 4.62725926   4.62725926 1000.00000000
B-2      0.00000000 5.32059259   5.32059259 1000.00000000
B-3      0.00000000 6.11363973   6.11363973 1000.00000000
A-IO     0.00000000 2.31382606   2.31382606 856.70853992
N        0.00000000 0.00000000   0.00000000   0.00000000
X        0.00000000 0.00000000   0.00000000   0.00000000
R        0.00000000 0.00000000   0.00000000   0.00000000

                      Current
                   Pass-Through
Class     Losses   Interest Rate
AF-1     0.00000000     2.87900%
AV-1     0.00000000     1.44000%
M-1      0.00000000     4.27100%
M-2      0.00000000     4.56200%
B-1      0.00000000     4.57320%
B-2      0.00000000     4.57320%
B-3      0.00000000     4.57320%
A-IO     0.00000000     3.00000%
N        0.00000000          N/A
X        0.00000000          N/A
R        0.00000000          N/A


Distribution Date:     25-Aug-03

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                  2967267.70
      O/C Release Amount                                       0.00
      O/C Deficiency (after distributions)                     0.00
      O/C Target Amount                                  2966907.68
      O/C Amount (after distributions)                   2967267.70

    Amount of Excess Interest                  417382.95
    Amount of Excess Cashflow                  417382.95



iv) Servicing Fees    Group 1     Group 2      Total
                        94636.56    27616.76   122253.32

v) Advances                                   95461.36

vi) Ending Pool Balance
                      Group 1                 Group 2      Total
                    222005912.86            65016817.69 287022730.55

vii)    Loan Count                      1494         435       1929
Wt'd avg Rem Term                        318         348        325
Wt'd avg Mortage Rate               7.75409%    8.14162%   7.84187%

viii)  Delinquency And Foreclosure Information:

Group 1            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                1432     214280884.84     0             0.00
30 days delinquent:     51        6760022.29     3        212383.85
60 days delinquent:      9        1189610.72     0             0.00
90+ days delinquent      2         101320.68     1         55594.85


                    Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent      0              0.00


Group 2            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                 410      61018011.26     0             0.00
30 days delinquent:     18        2668970.91     0             0.00
60 days delinquent:      6        1295582.84     0             0.00
90 days delinquent:      1          82752.59     0             0.00
120+ days delinquen      0              0.00     0             0.00

                                          Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90 days delinquent:      0              0.00
120+ days delinquen      0              0.00

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number        Unpaid Prin.   Sched Bal             Book Value
   0                     0           0                       0


                        Group 1     Group 2       Total
xi)     Prepayments   4508248.67  1213796.93  5722045.60

xii) Current Period Prepayment Penalties        46273.99
Aggregate Prepayment Penalties                  55333.57
Prepayment Penalties allocable to Classes N     55333.57


xiii) Aggregate Realized Losses incurred during Due Period Cumulative Realized Losses
                        Group 1     Group 2       Total
                            0.00        0.00        0.00
                            0.00        0.00        0.00

xiv)    Realized Loss Allocations
                                Class           Loss
                                AF-1                0.00
                                AV-1                0.00
                                M-1                 0.00
                                M-2                 0.00
                                B-1                 0.00
                                B-2                 0.00
                                B-3                 0.00
                                A-IO*                N/A
                                N*                   N/A



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                  Group 1     Group 2      Total
                                        0.00        0.00       0.00

xix)    Trustee Fees                 1984.53      579.95    2564.48

xx)     Interest Carryover Amounts
        Current DisAmounts Remaining
AF-1            N/A          N/A
AV-1           0.00         0.00
M-1            0.00         0.00
M-2            0.00         0.00
B-1        6,062.52         0.00
B-2        5,605.26         0.00
B-3        6,462.29         0.00

xxi) O/C Deficiency (after distribution)                       0.00

xxii) Has Trigger Event has occurred?       NO
Cummulative Realized Losses Percentage      0.00000%

xxiii)  Available Funds         Group 1     Group 2        Total
Sched Net Interest              1374436.14   421707.41   1796143.55
Scheduled Principal             289710.74     49379.08    339089.82
Unscheduled Principal           4508248.67   1213796.93  5722045.60
Available Funds                 6172395.55   1684883.42  7857278.97

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number        Unpd Prin Bal    Sched P    Liq Proc       Loss
   0                     0           0           0           0

xxvi)   Mortgage Loans Purchased by Servicer                   0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer                0.00

                   ASSET BACKED FUNDING CORPORATION


                                By: /s/ Sheryl Christopherson
                                Name:  Sheryl Christopherson
                                Title: Vice President US Bank


Dated:      8/25/03